Innovator Premium Income 10 Barrier ETF - October
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 13.1%	Notional Amount	Contracts	Value
Put Options - 13.1%			$–
S&P 500 Index, Expiration: 09/30/2025; Exercise Price: $5,128.54 (a)(b)(c)	$50,136,399	83	$633,664
TOTAL PURCHASED OPTIONS (Cost $1,253,516)			633,664

SHORT-TERM INVESTMENTS - 102.3%			Value
U.S. Treasury Bills - 102.3%		Par
4.34%, 03/27/2025 (d)		90,500	89,948
3.94%, 06/12/2025 (d)		90,600	89,246
3.94%, 10/02/2025 (d)(e)		4,889,100	4,757,215
TOTAL SHORT-TERM INVESTMENTS (Cost $4,943,217)			4,936,409

TOTAL INVESTMENTS - 115.4% (Cost $6,196,733)			5,570,073
Money Market Deposit Account - 0.1% (f)			3,381
Liabilities in Excess of Other Assets - (15.5)%			(749,333)
TOTAL NET ASSETS - 100.0%			$4,824,121
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown is the annualized effective yield as of January 31, 2025.
(e)	All or a portion of security has been pledged as collateral.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Innovator Premium Income 10 Barrier ETF - October
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (15.5)%	Notional Amount	Contracts	Value
Put Options - (15.5)% (a)(b)
S&P 500 Index, Expiration: 09/30/2025; Exercise Price: $5,186.16	$(54,968,823)	(91)	$(743,897)
S&P 500 Mini Index, Expiration: 09/30/2025; Exercise Price: $518.62	(181,215)	(3)	(2,440)
Total Put Options			(746,337)
TOTAL WRITTEN OPTIONS (Premiums received $1,460,663)			$(746,337)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator Premium Income 10 Barrier ETF - October has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$633,664	$–	$633,664
U.S. Treasury Bills	–	4,936,409	–	4,936,409
Total Investments	$–	$5,570,073	$–	$5,570,073

Liabilities:
Investments:
Written Options	$–	$(746,337)	$–	$(746,337)
Total Investments	$–	$(746,337)	$–	$(746,337)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2025 (% of Net Assets)

Purchased Options	$633,664	13.1%
Written Options	(746,337)	(15.5)
U.S. Treasury Bills	4,936,409	102.3
Money Market Deposit Account	3,381	0.1
Liabilities in Excess of Other Assets	(2,996)	0.0
	$4,824,121	100.0%